UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 18, 2012

MERU NETWORKS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34659	26-0049840
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

894 Ross Drive Sunnyvale, California		94089
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (408) 215-5300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)

Appointment of Bami Bastani as President and Chief Executive Officer

On Sunday, March 18, 2012, the Board of Directors of Meru Networks, Inc. (the “Company”), subject to his acceptance of the terms of his offer letter and related compensatory arrangements, appointed Bami Bastani as President and Chief Executive Officer of the Company and a member of the Company’s Board of Directors. A copy of the press release relating to Dr. Bastani’s appointment is filed as Exhibit 99.01 to this Current Report on Form 8-K.

Bami Bastani, age 57, is currently transitioning as the Chief Executive Officer and President of Trident Microsystems, Inc., a semiconductor company, which he joined in June 2011. Prior to joining Trident, Dr. Bastani was the Chairman and Chief Executive Officer of B2 Global Consulting, LLC, a management consulting firm from August 2008 until June 2011. From 1998 to August 2008, Dr. Bastani was President and Chief Executive Officer of ANADIGICS, Inc. a semiconductor company providing RF solutions for the wireless and broadband communications equipment markets. From 1996 to 1998, Dr. Bastani was Executive Vice President of Fujitsu Microelectronics, where he led the Systems LSI Group, including ASIC System-On-Chip, Local Area Networks, SPARC processors, and RFICs. Previously, he served for more than a decade at National Semiconductor where he held several key executive positions, most recently as Vice President and General Manager of the Embedded Technologies Division. Dr. Bastani serves as a member of the board of directors of SkyCross, Inc. and a private company. He received a Ph.D. degree and an M.S.E.E. degree in Electrical Engineering from Ohio State University and a B.S.E.E. degree in Electrical Engineering from the University of Arkansas.

In connection with his appointment, on March 20, 2012, the Company and Dr. Bastani executed an employment offer letter (the “Offer Letter”), which provides Dr. Bastani will receive the following:

•	A base salary of $450,000 per year.

•

A target bonus for 2012 of $450,000, prorated for the portion of 2012 Dr. Bastani is employed by the Company, under the Company’s 2012 Management Bonus Plan, the terms of which were previously described and filed by the Company with the Securities and Exchange Commission (“SEC”) in a Current Report on Form 8-K on March 2, 2012 under Item 5.02 and Exhibit 10.01 to that Current Report on Form 8-K, which are hereby incorporated herein by reference.

•	Eligibility to participate in the Company’s employee benefit plans on the same basis as other executive employees.

•

In accordance with the terms of an Inducement Stock Option Plan and Agreement (the “Inducement Option Agreement”), an option to purchase up to 600,000 shares of the Company’s common stock at an exercise price equal to the fair market value of a share of the Company’s common stock on March 21, 2012, the date of grant of the option (and the date Dr. Bastani’s employment with the Company commenced). The option, which will have a four-year term, will vest at the rate of 25% of the shares on the first anniversary of Dr. Bastani’s employment with the Company and then 1/48th of the shares monthly thereafter, subject to Dr. Bastani’s continued employment.

•	Restricted stock units representing a total of 100,000 shares of the Company’s common stock (the “RSUs”), which will vest according to the following schedule:

•	In accordance with a Service-Based Restricted Stock Unit Plan and Agreement (the “Service-Based RSU Agreement”), half of the RSUs will vest over time as follows:

•	10,000 RSUs will vest on December 31, 2012;

•	17,500 RSUs will vest on December 31, 2013; and

•	22,500 RSUs will vest on December 31, 2014.

•	In accordance with a Performance-Based Restricted Stock Unit Plan and Agreement (the “Performance-Based RSU Agreement”), half of the RSUs will vest based on the following performance criteria:

•

10,000 RSUs will vest on the achievement of the performance criteria generally applicable for executive officer performance-based option grants made in 2010 (for performance in the year ended December 31, 2012);

•

17,500 RSUs will vest on the achievement of the performance criteria generally applicable for executive officer performance-based option grants made in 2011 (for performance in the year ended December 31, 2013); and

•

22,500 RSUs will vest on the achievement of the performance criteria generally applicable for executive officer performance-based option grants made in 2012 (for performance in the year ended December 31, 2014).

•

Subject to a 409A savings clause and Dr. Bastani’s execution of a release of claims against the Company, severance and change of control benefits under a Severance and Change of Control Agreement (the “Severance Agreement”), which provides:

•	If Dr. Bastani is terminated by the Company without cause or resigns under certain specified circumstances,

•

severance benefits in the form of salary continuation for the 18 month period following Dr. Bastani’s termination at Dr. Bastani’s annual base salary as in effect as of the date of termination (provided that the period shall be extended to 24 months in the event Dr. Bastani is terminated prior to December 31, 2012); and

•

the continuation of health insurance benefits for the 18 month period following Dr. Bastani’s termination (provided that the period shall be extended to 24 months in the event Dr. Bastani is terminated prior to December 31, 2012).

•	If Dr. Bastani is terminated by the Company without cause or resigns under certain specified circumstances within 3 months before or 12 months after a change of control,

•

acceleration of the vesting and exercisability of all of Dr. Bastani’s outstanding equity (including options and restricted stock units) to the extent such equity vests based solely on services to the Company over time (as opposed to performance-based vesting);

•	severance benefits in the form of salary continuation for the 24 month period following Dr. Bastani’s termination at Dr. Bastani’s annual base salary as in effect as of the date of termination; and

•	the continuation of health insurance benefits for the 24 month period following Dr. Bastani’s termination.

The foregoing is a summary of the Offer Letter, the Severance Agreement, the Inducement Option Agreement, the Service-Based RSU Agreement and the Performance-Based RSU Agreement and does not purport to be complete. The foregoing is qualified in its entirety by reference to the Offer Letter, the Severance Agreement, the Inducement Option Agreement, the Service-Based RSU Agreement and the Performance-Based RSU Agreement, copies of which are filed as Exhibit 10.01 and 10.02 to this Current Report on Form 8-K and Exhibits 4.06, 4.07, and 4.08 to the registration statement on Form S-8 filed by the Company on March 21, 2012, respectively, and such documents are incorporated herein by reference.

The press release relating to Dr. Bastani’s appointment filed as Exhibit 99.01 to this Current Report on Form 8-K shall not be incorporated by reference in any registration statement or other document filed by the Company with the SEC, whether made before or after the date of this Current Report, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such a filing.

(e)

The information set forth above under Item 5.02(c) is hereby incorporated by reference into this Item 5.02(e).

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.01	Employment offer letter, dated March 19, 2012, between Bami Bastani and Meru Networks, Inc.

10.02	Severance and Change of Control Agreement, dated March 20, 2012, between Meru Networks, Inc. and Bami Bastani.

10.03	Inducement Stock Option Plan and Agreement, dated March 21, 2012, between Meru Networks, Inc. and Bami Bastani (incorporated by reference to Exhibit 4.06 to the registration statement on Form S-8 filed by the Company on March 22, 2012 (Registration No. 333-180266)).

10.04	Service-Based Restricted Stock Unit Plan and Agreement, dated March 21, 2012, between Meru Networks, Inc. and Bami Bastani (incorporated by reference to Exhibit 4.07 to the registration statement on Form S-8 filed by the Company on March 22, 2012 (Registration No. 333-180266)).

10.05	Performance-Based Restricted Stock Unit Plan and Agreement, dated March 21, 2012, between Meru Networks, Inc. and Bami Bastani (incorporated by reference to Exhibit 4.08 to the registration statement on Form S-8 filed by the Company on March 22, 2012 (Registration No. 333-180266)).

99.01	Press release, dated as of March 21, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERU NETWORKS, INC.

Date: March 22, 2012	By:	/s/ Brett T. White
Name: Brett T. White
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.01	Employment offer letter, dated March 19, 2012, between Bami Bastani and Meru Networks, Inc.

10.02	Severance and Change of Control Agreement, dated March 20, 2012, between Meru Networks, Inc. and Bami Bastani.

10.03	Inducement Stock Option Plan and Agreement, dated March 21, 2012, between Meru Networks, Inc. and Bami Bastani (incorporated by reference to Exhibit 4.06 to the registration statement on Form S-8 filed by the Company on March 22, 2012 (Registration No. 333-180266)).

10.04	Service-Based Restricted Stock Unit Plan and Agreement, dated March 21, 2012, between Meru Networks, Inc. and Bami Bastani (incorporated by reference to Exhibit 4.07 to the registration statement on Form S-8 filed by the Company on March 22, 2012 (Registration No. 333-180266)).

10.05	Performance-Based Restricted Stock Unit Plan and Agreement, dated March 21, 2012, between Meru Networks, Inc. and Bami Bastani (incorporated by reference to Exhibit 4.08 to the registration statement on Form S-8 filed by the Company on March 22, 2012 (Registration No. 333-180266)).

99.01	Press release, dated as of March 21, 2012.